SMP LOGO OMITTED



FOR IMMEDIATE RELEASE

For more information, contact:
                                                                  James J. Burke
                                                   Standard Motor Products, Inc.
                                                                  (718) 392-0200

                                                                    Jennifer Tio
                                                Maximum Marketing Services, Inc.
                                                            (312) 226-4111 x2449
                                                   Jennifer.tio@maxmarketing.com


                     STANDARD MOTOR PRODUCTS, INC. ANNOUNCES
              SECOND QUARTER 2008 RESULTS AND A QUARTERLY DIVIDEND

New York, NY, August 4, 2008......Standard Motor Products, Inc. (NYSE: SMP), an
automotive replacement parts manufacturer and distributor, reported today its consolidated financial results for the three months and six months ended June 30, 2008.

Consolidated net sales for the second quarter of 2008 were $215.3 million, compared to consolidated net sales of $217 million during the comparable quarter in 2007. Losses from continuing operations for the second quarter of 2008 were $772 thousand or 4 cents per diluted share, compared to $5.7 million or 30 cents per diluted share in the second quarter of 2007. Excluding restructuring expenses for previously announced facility moves, a deferred gain from the sale and leaseback of its corporate facilities in Long Island City, New York, results from continuing operations for the second quarter 2008 were essentially breakeven compared to earnings in the second quarter 2007 of $6 million or 32 cents per diluted share.

Consolidated net sales for the six month period ended June 30, 2008 were $423.4 million, compared to consolidated net sales of $416.8 million during the comparable period in 2007. Earnings from continuing operations for the six month period ended June 30, 2008 were $12.6 million or 68 cents per diluted share, compared to $8.6 million or 46 cents per diluted share in the comparable period of 2007. Excluding restructuring expenses for previously announced facility moves, a gain from the sale and leaseback of its corporate facilities in Long Island City, New York, and the associated defeasance costs on the building mortgage, earnings from continuing operations for the six months ended 2008 and 2007 were $3 million or 16 cents per diluted share and $9.4 million or 50 cents per diluted share, respectively.






--------------------------------------------------------------------------------
                37-18 Northern Blvd., Long Island City, NY 11101
                                 (718) 392-0200
                                 www.smpcorp.com

The second quarter 2008 provision for taxes was negatively impacted with the increase in the full year effective tax rate to 42.6%. The 2008 tax rate is higher due to the tax impact from the gain on the sale of the Long Island City, New York property, the tax impact of the non-deductible portion of a retirement plan distribution and tollgate taxes on undistributed earnings related to the closure of our Puerto Rico operations.

Commenting on the results, Mr. Lawrence I. Sills, Standard Motor Products' Chairman and Chief Executive Officer, stated, "The primary negative factor in the second quarter was the drop in Engine Management gross margin, which fell from $37.1 million or 26.9% in 2007 to $30 million or 21.7% in 2008. This was almost entirely attributable to the closing of Long Island City and Puerto Rico operations and the move to Reynosa, Mexico. During the quarter we continued to incur costs in Long Island City and Puerto Rico, with minimal productive hours, while Reynosa was just beginning to ramp up.

"Long Island City and Puerto Rico are now completely closed, while Reynosa continues to increase production. As a result, we anticipate a gradual improvement in gross margin in the third quarter, further improvement in the fourth quarter, with the full benefits of the moves hitting in 2009. This is in line with our original forecast.

"As a side benefit we continue to reduce the bridge inventory we built during 2007. Engine Management inventory was down approximately $8 million for the six months, with an additional $3 million drop in July.

"Sales held up reasonably well in a weak market. Engine Management net sales are about 2% ahead for the year, with most of the growth coming from new OES business. Temperature Control sales started slowly, but began to pick up in June with the hot weather, and July sales are ahead of the prior year.

"We continue to make progress in OES. We previously announced that we had agreed to acquire various sensor lines from Continental. The first production line from Continental's plant in upstate New York has now been moved to Independence, KS facility, and the balance of the lines will be moved by year end. Sales, which are estimated at $10 - 12 million annually, will begin towards the end of 2008.

"Further, we recently concluded an agreement with Lear to acquire a portion of their OE/OES business, which we estimate at approximately $3 million annually. This equipment will also be relocated to Independence. As a result of both of these transactions we are gaining access to a host of OE and OES accounts, both domestic and import.

"We have also undertaken significant cost reduction initiatives. In the last several months we have eliminated approximately 60 salaried positions, or 5% of our salaried workforce. Further, on May 30 we made a change to our postretirement medical plan. Our exposure is now capped and this action resulted in a $24.5 million reduction in our liability to be recognized over 3.8 years effective June 1, 2008."

The Board of Directors has approved payment of a quarterly dividend of nine cents per share on the common stock outstanding. The dividend will be paid on September 2, 2008 to stockholders of record on August 15, 2008.

Standard Motor Products, Inc. will hold a conference call at 11:00 AM, Eastern Time, on Monday, August 4, 2008. The dial in number is 800-862-9098 (domestic) or 785-424-1051 (international). The playback number is 800-283-8217 (domestic) or 402-220-0868 (international). The conference ID # is STANDARD.




UNDER THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, STANDARD MOTOR PRODUCTS CAUTIONS INVESTORS THAT ANY FORWARD-LOOKING STATEMENTS MADE BY THE COMPANY, INCLUDING THOSE THAT MAY BE MADE IN THIS PRESS RELEASE, ARE BASED ON MANAGEMENT'S EXPECTATIONS AT THE TIME THEY ARE MADE, BUT THEY ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS, EVENTS OR PERFORMANCE TO DIFFER MATERIALLY FROM THOSE RISKS AND UNCERTAINTIES DISCUSSED IN THIS PRESS RELEASE ARE THOSE DETAILED FROM TIME-TO-TIME IN PRIOR PRESS RELEASES AND IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q. BY MAKING THESE FORWARD-LOOKING STATEMENTS, STANDARD MOTOR PRODUCTS UNDERTAKES NO OBLIGATION OR INTENTION TO UPDATE THESE STATEMENTS AFTER THE DATE OF THIS RELEASE.


                                           ###


                                             STANDARD MOTOR PRODUCTS, INC.

                                         Consolidated Statements of Operations

                                   (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                              THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                  JUNE 30,                        JUNE 30,
                                                            2008             2007            2008           2007
                                                        ------------    ------------    ------------    ------------

NET SALES                                               $    215,343    $    216,950    $    423,427    $    416,765

COST OF SALES                                                166,714         160,261         323,574         308,201
                                                        ------------    ------------    ------------    ------------

GROSS PROFIT                                                  48,629          56,689          99,853         108,564

SELLING, GENERAL & ADMINISTRATIVE EXPENSES                    42,724          43,324          86,786          86,055
RESTRUCTURING EXPENSES                                         1,376             559           4,212           1,237
                                                        ------------    ------------    ------------    ------------

OPERATING INCOME                                               4,529          12,806           8,855          21,272

OTHER INCOME, NET                                                 10             779          20,372           1,046

INTEREST EXPENSE                                               3,388           4,795           7,319           9,336
                                                        ------------    ------------    ------------    ------------

EARNINGS FROM CONTINUING OPERATIONS BEFORE TAXES               1,151           8,790          21,908          12,982

INCOME TAX EXPENSE                                             1,923           3,134           9,333           4,390
                                                        ------------    ------------    ------------    ------------

EARNINGS (LOSS) FROM CONTINUING OPERATIONS                      (772)          5,656          12,575           8,592

DISCONTINUED OPERATION, NET OF TAX                              (323)           (279)           (649)           (628)
                                                        ------------    ------------    ------------    ------------

NET EARNINGS (LOSS)                                     $     (1,095)   $      5,377    $     11,926    $      7,964
                                                        ============    ============    ============    ============




NET EARNINGS (LOSS) PER COMMON SHARE:

   BASIC EARNINGS (LOSS) FROM CONTINUING OPERATIONS     $      (0.04)   $       0.30    $       0.69    $       0.46
   DISCONTINUED OPERATION                                      (0.02)          (0.01)          (0.04)          (0.03)
                                                        ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - BASIC         $      (0.06)   $       0.29    $       0.65    $       0.43
                                                        ============    ============    ============    ============


   DILUTED EARNINGS (LOSS) FROM CONTINUING OPERATIONS   $      (0.04)   $       0.30    $       0.68    $       0.46
   DISCONTINUED OPERATION                                      (0.02)          (0.02)          (0.03)          (0.04)
                                                        ------------    ------------    ------------    ------------
   NET EARNINGS (LOSS) PER COMMON SHARE - DILUTED       $      (0.06)   $       0.28    $       0.65    $       0.42
                                                        ============    ============    ============    ============


WEIGHTED AVERAGE NUMBER OF COMMON SHARES                  18,332,273      18,781,388      18,319,979      18,617,453
WEIGHTED AVERAGE NUMBER OF COMMON AND DILUTIVE SHARES     18,384,840      18,940,962      21,157,672      18,774,430



                                              STANDARD MOTOR PRODUCTS, INC.

                                      RECONCILIATION OF GAAP AND NON-GAAP MEASURES

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                       THREE MONTHS ENDED       SIX MONTHS ENDED
                                                                           June 30,                 June 30,
EARNINGS FROM CONTINUING OPERATIONS                                   2008          2007        2008       2007
                                                                   -----------------------------------------------
                                                                         (Unaudited)              (Unaudited)

GAAP EARNINGS (LOSS) FROM CONTINUING OPERATIONS                     $  (772)   $   5,656   $   12,575    $   8,592

RESTRUCTURING EXPENSES (NET OF TAX)                                     829          364        2,530          778

LOSS FROM EXTINGUISHMENT OF DEBT (NET OF TAX)                          --           --            882         --

GAIN FROM SALE OF BUILDING (NET OF TAX)                                (145)        --        (13,020)        --
                                                                    -------    ---------   ----------    ---------

NON-GAAP EARNINGS (LOSS) FROM CONTINUING OPERATIONS                 $   (88)   $   6,020   $    2,967    $   9,370
                                                                    =======    =========   ==========    =========



DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS

GAAP DILUTED EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS   $ (0.04)   $    0.30   $     0.68    $    0.46

RESTRUCTURING EXPENSES (NET OF TAX)                                    0.05         0.02         0.14         0.04

LOSS FROM EXTINGUISHMENT OF DEBT (NET OF TAX)                          --           --           0.05         --

GAIN FROM SALE OF BUILDING (NET OF TAX)                               (0.01)        --          (0.71)        --
                                                                    -------    ---------   ----------    ---------

NON-GAAP DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS      $  0.00    $    0.32   $     0.16    $    0.50
                                                                    =======    =========   ==========    =========



MANAGEMENT BELIEVES THAT EARNINGS FROM CONTINUING OPERATIONS AND DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS, WHICH ARE NON-GAAP MEASUREMENTS, ARE MEANINGFUL TO INVESTORS BECAUSE THEY PROVIDE A VIEW OF THE COMPANY WITH RESPECT TO ONGOING OPERATING RESULTS. SPECIAL ITEMS REPRESENT SIGNIFICANT CHARGES OR CREDITS THAT ARE IMPORTANT TO AN UNDERSTANDING OF THE COMPANY'S OVERALL OPERATING RESULTS IN THE PERIODS PRESENTED. SUCH NON-GAAP MEASUREMENTS ARE NOT RECOGNIZED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND SHOULD NOT BE VIEWED AS AN ALTERNATIVE TO GAAP MEASURES OF PERFORMANCE.



                                 STANDARD MOTOR PRODUCTS

                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Dollars in thousands)

                                          ASSETS

                                                          June 30,           December 31,
                                                            2008                 2007
                                                        ----------             ---------
                                                                   (Unaudited)

Cash                                                    $ 12,318               $ 13,261

Accounts receivable, gross                               290,424                213,409
Allowance for doubtful accounts                           10,555                  8,964
                                                        --------               --------
Accounts receivable, net                                 279,869                204,445

Inventories                                              244,252                252,277
Assets held for sale                                       1,930                  5,373
Other current assets                                      23,488                 27,751

                                                        --------               --------
Total current assets                                     561,857                503,107
                                                        --------               --------

Property, plant and equipment, net                        68,766                 71,775
Goodwill and other intangibles                            56,571                 57,891
Other assets                                              30,650                 45,319

                                                        --------               --------
Total assets                                            $717,844               $678,092
                                                        ========               ========



                          LIABILITIES AND STOCKHOLDERS' EQUITY


Notes payable                                           $183,330               $156,756
Current portion of long term debt                            119                  8,021
Accounts payable trade                                    71,604                 64,384
Accrued customer returns                                  27,396                 23,149
Other current liabilities                                 67,897                 67,723

                                                        --------               --------
Total current liabilities                                350,346                320,033
                                                        --------               --------

Long-term debt                                            90,425                 90,534
Accrued asbestos liability                                22,434                 22,651
Other Liabilities                                         42,346                 56,510

                                                        --------               --------
Total liabilities                                        505,551                489,728
                                                        --------               --------

Total stockholders' equity                               212,293                188,364

                                                        --------               --------
Total liabilities and stockholders' equity              $717,844               $678,092
                                                        ========               ========
